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EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITOR

Global Realty Management Group, Inc.:

         We hereby consent to the use in this registration statement on Form SB-2 of our report dated March 6, 2002, relating to the financial statements of Global Realty Management Group, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                    SALIBELLO & BRODER LLP

                                                    /s/ Salibello & Broder LLP

                                                    Certified Public Accountants

New York, New York
May 23, 2002